UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06221

Brandywine Blue Fund, Inc.
(Exact name of registrant as specified in charter)

P. O. Box 4166
Greenville, DE 19807
(Address of principal executive offices) (Zip code)

William F. D’Alonzo
P.O. Box 4166
Greenville, Delaware 19807
(Name and address of agent for service)

(302) 656-3017
Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2010

Item 1. Reports to Stockholders.

Managed by Friess Associates, LLC	Semi-Annual Report	March 31, 2010

Dear Fellow Shareholders:

Investors remained optimistic about the economic recovery, fueling a generally upbeat March-quarter environment. Smaller stocks outperformed larger ones and value won preference over growth, but gains were broadly enjoyed overall.

Brandywine Fund grew 5.34 percent in the March quarter. The Russell 3000 and Russell 3000 Growth Indexes gained 5.94 and 4.87 percent. Brandywine Blue Fund grew 6.16 percent, outpacing gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 5.39, 5.70 and 4.65 percent.

Reflecting the market’s heightened economic expectations, the consumer discretionary and industrial sectors fared particularly well within benchmarks during the quarter. The financial sector, which paused in late 2009 after running for the previous two quarters, resumed its climb as credit trends showed more signs of improvement.

Consumer discretionary holdings contributed most to March-quarter performance versus benchmarks for the Brandywine Funds. Home Depot, the second largest holding in both Funds at the end of March, climbed as same-store sales turned positive for the first time in three years and efficiency initiatives positioned the company to capitalize on the turnaround. Home Depot topped estimates with 26 percent January-quarter earnings growth. Brandywine also benefited from the performance of Limited Brands and Williams-Sonoma, which exceeded January-quarter estimates with 49 and 177 percent earnings growth, respectively.

Ford Motor Co. was Brandywine Blue’s biggest contributor to relative performance from the sector and its biggest contributor to overall performance. The company continued to capture market share from struggling competitors thanks to a compelling lineup of new models and its comparatively firm financial footing. Ford earned $0.43 per share in the December quarter versus a $1.37 per share year-ago loss on a 21 percent increase in revenue. Mattel, which is experiencing sales growth as the release of Toy Story 3 approaches, also aided Brandywine Blue’s results after beating estimates with 65 percent December-quarter earnings growth.

Holdings from the financial sector were the next biggest boost to Brandywine’s relative results despite playing a limited role in the portfolio. SEI Investments Co. was a top Brandywine performer as new product offerings, contract wins and an improved investment environment enabled the company to reignite revenue growth in the December quarter, spurring a 12 percent earnings gain. Fifth Third Bancorp (both Funds) and Webster Financial (Brandywine) gained ground as investors applauded their exposure to commercial and industrial credit markets, where conditions are improving, and their relative lack of exposure to commercial real estate, where conditions are not.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change

Quarter	5.34	6.16
One Year	23.33	28.24
Five Years	-2.77	-0.84
Ten Years	-17.61	-9.24
Inception	1021.20*	530.86**

Annualized Total Return

Five Years	-0.56	-0.17
Ten Years	-1.92	-0.97
Inception	10.48*	10.06**

*12/30/85 **1/10/91

Expense Ratio***

Brandywine	1.10%
Brandywine Blue	1.16%

***As stated in the Prospectus dated January 29, 2010

Performance data quoted represent past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Health care holdings were the second largest contributors to Brandywine Blue’s results versus benchmarks. Express Scripts (both Funds) paused briefly during what was a roughly year-long rally in its share price amid uncertainty regarding the health care bill before resuming its rise as passage of the bill became increasingly certain. A pharmacy benefits manager that fills the majority of the prescriptions it processes with generic drugs, the company beat estimates with 13 percent December-quarter earnings growth. Celgene and St. Jude Medical (both Brandywine Blue) also played a role in the Fund’s health care strength.

Despite sharing Smith International as one of their top performers, the Brandywine Funds experienced different outcomes in terms of the energy sector’s impact on performance versus benchmarks. Other holdings in the Brandywine portfolio, such as Comstock Resources and Exco Resources, offset Smith’s contribution, making energy a slight performance detractor. In Brandywine Blue, Smith was supported by gains in Cameron International and Williams Companies, helping generate a notable contribution to performance against benchmarks.

While technology holdings gained ground during the quarter, they were the most significant detractors from performance versus benchmarks for Brandywine and Brandywine Blue. Technology holdings comprised the largest percentages of assets in both instances. During the March quarter, which is a seasonally slower period for many technology companies, the sector moved modestly higher in a more pronounced market advance. Large commitments to technology at a time when the sector was weaker than most other sectors within the indexes impacted relative results negatively.

For more information on companies that influenced March-quarter performance, see Roses & Thorns on page 4 for Brandywine and page 6 for Brandywine Blue.

As recently as the fall of last year, most people running businesses were flying blind in what were more uncertain times. Customers and suppliers to these businesses were in the same situation. There was great risk to spending on future growth – technology, inventory, personnel, research and development, etc. – because there was little evidence the demand existed to warrant the expenditures. Management teams adjusted the size and ambitions of their companies to fit the limited future potential that was evident in that environment.

Today’s environment is different. The bigger business risk now is not spending. Everyone’s visibility is improved. Failing to commit the funds to meet rebounding demand could bring serious competitive consequences. Conversely, wisely targeted capital expenditures could yield robust returns.

Companies that became leaner in the downturn that are now capitalizing on developing opportunities enjoy unusual earnings leverage. Even small increases in revenue translate into sizable expansion in incremental profits given the considerable cost structure rationalization most companies have undergone.

The average Brandywine holding is expected to grow earnings by one-third in 2010. Consensus estimates put the average Brandywine Blue holding on pace to grow earnings by one-fourth. We believe Wall Street underestimates the earnings leverage enjoyed by the companies in the Brandywine Funds, making their earnings growth rates higher based on our internal forecasts.

Although technology wasn’t the place to be in the March quarter, we believe it remains one of the most fruitful areas going forward given the concentration of earnings strength we’ve identified in the sector. Companies the Brandywine Funds hold offer innovative products and services designed to meet demand driven by the business world’s continued push for productivity improvement, exploding data storage needs, strains on networks driven by wireless devices and their applications, PC upgrades and other forces.

Technology holdings comprise the largest percentages of assets in Brandywine and Brandywine Blue. Holdings from the consumer discretionary and industrial sectors make up the next largest positions in Brandywine. The next largest positions after technology in Brandywine Blue are the health care and consumer discretionary sectors, which represent about equal percentages of assets.

On the operational front, Jon Fenn is retiring from his role as a Research Team Leader after 16 years with Friess Associates. Jon plans to spend more time with his family and on some land conservation efforts that he’s very passionate about. We wish Jon a long and happy retirement.

We’re encouraged that performance trends moved in the right direction in the March quarter. We also recognize that we still have a long way to go to appropriately reward the confidence you showed in us during last year’s challenges. We’re grateful for your long-term focus and continued support.

Bill D’Alonzo
Brandywine Funds President	April 9, 2010

Brandywine Fund
Portfolio Characteristics as of March 31, 2010

% Change in Top Ten Holdings From Book Cost

1.	McDermott International, Inc.	+90.0%	6.	SEI Investments Co.	+24.2%
2.	The Home Depot, Inc.	+12.4%	7.	Fifth Third Bancorp	+9.7%
3.	Albemarle Corp.	+14.6%	8.	Maxim Integrated Products, Inc.	+38.7%
4.	Cisco Systems, Inc.	+16.9%	9.	NII Holdings Inc.	+13.5%
5.	J.B. Hunt Transport Services, Inc.	+34.6%	10.	Marvell Technology Group Ltd.	+6.3%

Forecasted Earnings Growth Rate	The Portfolio’s Market Capitalization
of the Fund’s Holdings

This is not a forecast of the Fund’s future performance. The percentage quoted under “The Fund’s Companies” represents the average forecasted earnings growth rate of the investment holdings in the Fund based on consensus estimates from Baseline Financial Services, Inc., as of March 31, 2010. Growth rates reflect year-over-year comparisons of aggregate earnings per share. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Top Ten Industry Groups

Brandywine Fund
March Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Smith International, Inc.	$10.5	42.1
The provider of oil and natural-gas drilling products and services gained ground in the March quarter on news that the company would be acquired by rival oilfield-services provider Schlumberger Ltd. We sold Smith following the announcement as shares quickly reached our target price.

SEI Investments Co.	$9.1	24.5
December-quarter earnings grew 12 percent, beating consensus estimates. The global provider of asset management services and investment-related technology solutions benefits from tight cost controls and investments made in product development during the downturn. Specifically, investments in the firm’s Global Wealth platform are helping attract new private banking, advisor and trust customers.

VMware Inc.	$7.5	26.3
The global vendor providing virtualization software for server operating systems, allowing information technology departments to cut costs by consolidating applications onto fewer computers, beat December-quarter consensus earnings estimates by 19 percent. VMware’s entrenched position in server virtualization provides it with a strong customer base to sell its newest desktop product. We sold VMware when shares hit our target price.

Williams-Sonoma, Inc.	$7.0	30.1
The retailer that operates under the Williams-Sonoma, Pottery Barn, Pottery Barn Kids and Chambers brands grew January-quarter earnings 177 percent, beating estimates by 16 percent. Management increased 2010 earnings guidance due to sales rebounding on strong response to spring goods at a time when tight inventory management is positively impacting profit margins.

Illumina, Inc.	$6.6	21.5
The maker of life-sciences products beat December-quarter consensus earnings estimates. Shares gained ground following the company’s unveiling of a next generation gene sequencing system that significantly reduces the time and costs associated with decoding a person’s genome. The product launch is also expected to result in higher revenue from supplies associated with the new instrument.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Foster Wheeler AG	$9.0	20.5
The construction and engineering company serving the energy industry beat December-quarter earnings estimates. Shares fell on concerns that backlogged business and profit margins for the company’s construction and power groups would remain under pressure for longer than anticipated despite the company’s expansion into high-growth foreign markets. We sold Foster Wheeler to fund an idea with greater near-term earnings visibility.

LSI Corp.	$7.3	15.2
The manufacturer of integrated circuits and storage systems grew December-quarter earnings 200 percent, beating estimates by 64 percent and posting its first year-over-year sales increase in over a year. Shares fell following modest earnings guidance that didn’t match more robust forecasts from direct competitors. Additionally, the company’s storage semiconductor business experienced weakness as some customers adjusted inventory levels at year end. We sold LSI to fund an idea with greater near-term earnings visibility.

FTI Consulting, Inc.	$6.9	21.5
FTI Consulting, which advises businesses on litigation, bankruptcies and restructuring, grew December-quarter earnings 22 percent, falling short of consensus estimates by $0.02 per share. Shares declined on concerns related to a slowdown in the company’s corporate finance/restructuring business as the demand environment shifts to the company’s more cyclical business segments. We sold FTI Consulting during the quarter to fund an idea with greater near-term earnings upside.

Amazon.com, Inc.	$5.4	11.7
The online retailer grew December-quarter earnings 63 percent, beating estimates by 18 percent. Despite strong results, shares gave back some ground as investors grew more cautious on the outlook for the company’s Kindle e-reader as Apple prepared to launch its new iPad product. We sold Amazon.com during the quarter, locking in a substantial overall gain from our original cost.

EXCO Resources, Inc.	$4.9	13.3
The oil and gas exploration and production company grew December-quarter earnings 123 percent, beating estimates by 32 percent. While shares gave back some previously gained ground during the March quarter, we expect increasing activity in Haynesville Shale, located in North Louisiana and East Texas, and Marcellus Shale, located in Appalachia, to drive growth going forward. EXCO has worked to improve its balance sheet while expanding its acreage in high-growth shale gas through acquisitions and joint ventures.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Portfolio Characteristics as of March 31, 2010

% Change in Top Ten Holdings From Book Cost

1.	Apple Inc.	+41.9%	6.	Celgene Corp.	+46.4%
2.	The Home Depot, Inc.	+14.3%	7.	EMC Corp.	+11.5%
3.	Delta Air Lines, Inc.	+17.0%	8.	Cameron International Corp.	+5.4%
4.	Thermo Fisher Scientific, Inc.	+24.5%	9.	Hewlett-Packard Co.	+55.7%
5.	Cisco Systems, Inc.	+17.9%	10.	St. Jude Medical, Inc.	+10.4%

Forecasted Earnings Growth Rate	The Portfolio’s Market Capitalization
of the Fund’s Holdings

This is not a forecast of the Fund’s future performance. The percentage quoted under “The Fund’s Companies” represents the average forecasted earnings growth rate of the investment holdings in the Fund based on consensus estimates from Baseline Financial Services, Inc., as of March 31, 2010. Growth rates reflect year-over-year comparisons of aggregate earnings per share. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Top Ten Industry Groups

Brandywine Blue Fund
March Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Ford Motor Co.	$20.7	35.5
The domestic car and truck manufacturer grew December-quarter earnings to $0.43 per share from a loss of $1.37 a year ago, beating consensus estimates by 65 percent. Efforts to control costs and improve the quality and breadth of offerings during the downturn are driving sales and market share gains. We sold Ford, locking in a gain, on concerns that investors were overly optimistic on the benefits the company would derive from Toyota’s recalls.

Smith International, Inc.	$16.5	42.1
The provider of oil and natural-gas drilling products and services gained ground in the March quarter on news that the company would be acquired by rival oilfield-services provider Schlumberger Ltd. We sold Smith following the announcement as shares quickly reached our target price.

Delta Air Lines, Inc.	$10.8	16.4
The largest domestic airline with $28 billion in revenue in 2009 and a current fleet of over 1,000 aircraft grew December-quarter earnings 29 percent. A recovery in high-margin business travel is leading to higher revenues per passenger and helping offset higher fuel prices. Additionally, cost and operating synergies associated with the company’s merger with Northwest in 2008 are expected to continue throughout 2010.

VMware Inc.	$8.7	26.2
The global vendor providing virtualization software for server operating systems, allowing information technology departments to cut costs by consolidating applications onto fewer computers, beat December-quarter consensus earnings estimates by 19 percent. VMware’s entrenched position in server virtualization provides it with a strong customer base to sell its newest desktop product. We sold VMware when shares hit our target price.

Apple Inc.	$8.1	11.5
The maker of personal computers, iPods, iPhones and, now, iPads grew December-quarter earnings 47 percent, beating estimates by 77 percent. Revenues increased 32 percent as momentum picked up across Apple’s computing and mobile communications product lines. A strong April launch of the company’s new iPad tablet device and upcoming upgrades and carrier expansion of its iPhone platform are expected to drive continued growth.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

CONSOL Energy Inc.	$7.5	21.2
The producer of coal and natural gas beat December-quarter earnings estimates. Shares retraced after CONSOL struck a deal to acquire Marcellus Shale wells and drilling rights from Dominion Resources, disappointing some investors more focused on the company’s metallurgical and thermal coal exposure. We believe the shift toward a more balanced portfolio of energy assets will benefit the company over time.

Amazon.com, Inc.	$7.0	11.4
The online retailer grew December-quarter earnings 63 percent, beating estimates by 18 percent. Despite strong results, shares gave back some ground as investors grew more cautious on the outlook for the company’s Kindle e-reader as Apple prepared to launch its new iPad product. We sold Amazon.com during the quarter, locking in a substantial overall gain from our original cost.

Analog Devices, Inc.	$5.6	8.8
The maker of integrated circuits used in electronics products grew January-quarter earnings 139 percent, beating estimates by 13 percent. Shares traded lower during the quarter as investors expressed concerns that modestly building inventory levels for the industry would result in lower order rates for chips in the future. Our research shows that order strength continues to reflect rebounding demand from the company’s industrial and medical end markets.

Ingersoll-Rand PLC	$5.4	10.9
The diversified manufacturer, which makes Bobcat loading equipment and Thermo King refrigeration trucks, turned in lighter-than-expected sales as some customers pushed purchase decisions later into the year. We sold Ingersoll-Rand during the quarter on concerns that its Trane division experienced some challenges at the start of the air conditioning season following a restructuring.

NVIDIA Corp.	$4.5	7.2
The manufacturer of high-level graphics chips for personal computers and gaming consoles grew January-quarter earnings 228 percent, beating estimates by 15 percent. As NVIDIA struggled to meet demand, concerns arose that personal-computer makers were building stockpiles to guard against future shortages. Our research indicates that strong order flow from depressed levels, not double-ordering, is driving demand.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Assets and Liabilities
March 31, 2010 (Unaudited)

Assets:
Investments in securities, at value (cost $1,818,640,550)	$2,112,255,105
Receivable from investments sold	42,698,921
Net dividends and interest receivable	1,477,869
Receivable from shareholders for purchases	635,105
Total assets	$2,157,067,000

Liabilities:
Payable to brokers for investments purchased	$33,544,203
Payable to shareholders for redemptions	2,072,556
Payable to adviser for management fees	1,786,170
Other liabilities	261,538
Total liabilities	37,664,467

Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 91,763,961 shares outstanding	3,038,495,372
Net unrealized appreciation on investments	293,614,555
Accumulated net realized loss on investments	(1,212,707,394)
Net assets	2,119,402,533
Total liabilities and net assets	$2,157,067,000

Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($2,119,402,533 ÷ 91,763,961 shares outstanding)	$23.10

The accompanying notes to financial statements are an integral part of this statement.

Schedule of Investments
March 31, 2010 (Unaudited)

Shares		Cost	Value

Common Stocks - 97.6% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 6.2%
1,749,400	American Eagle Outfitters, Inc.	$32,946,930	$32,398,888
477,700	AnnTaylor Stores Corp.*	7,092,532	9,888,390
110,500	The Buckle, Inc.	4,077,374	4,061,980
1,091,600	Chico’s FAS, Inc.	13,416,005	15,740,872
901,800	Collective Brands, Inc.*	19,004,077	20,506,932
410,600	J. Crew Group, Inc.*	18,404,393	18,846,540
112,800	Jos. A. Bank Clothiers, Inc.*	5,936,283	6,164,520
719,400	Limited Brands, Inc.	12,630,655	17,711,628
173,700	Urban Outfitters, Inc.*	6,608,594	6,605,811

	Auto Parts & Equipment - 0.3%
447,900	ArvinMeritor, Inc.*	4,977,078	5,979,465

	Automobile Manufacturers - 0.6%
403,300	Thor Industries, Inc.	10,582,728	12,183,693

	Automotive Retail - 0.4%
363,100	CarMax, Inc.*	8,943,662	9,121,072

	Broadcasting - 0.5%
331,900	Discovery Communications, Inc.*	7,240,865	11,214,901

	Department Stores - 0.9%
352,100	Kohl’s Corp.*	19,886,169	19,288,038

	Distributors - 0.6%
636,900	LKQ Corp.*	11,142,546	12,929,070

	Education Services - 0.4%
409,500	Education Management Corp.*	7,371,000	8,968,050

	General Merchandise Stores - 0.9%
532,100	Big Lots, Inc.*	16,041,306	19,379,082

	Home Furnishing Retail - 1.4%
1,126,600	Williams-Sonoma, Inc.	22,762,327	29,618,314

	Home Furnishings - 1.0%
976,900	Leggett & Platt, Inc.	20,903,737	21,140,116

	Home Improvement Retail - 2.7%
1,501,400	The Home Depot, Inc.	43,205,408	48,570,290
253,500	Lumber Liquidators Holdings, Inc.*	6,054,350	6,760,845

	Leisure Products - 1.5%
1,371,600	Mattel, Inc.	24,620,168	31,190,184

	Specialty Stores - 0.1%
96,400	Hibbett Sports Inc.*	1,861,910	2,465,912

	Total Consumer Discretionary	325,710,097	370,734,593

	This sector is 13.8% above your Fund’s cost.

CONSUMER STAPLES

	Drug Retail - 1.3%
724,900	CVS Caremark Corp.	25,733,988	26,502,344

Brandywine Fund, Inc.
Schedule of Investments (Continued)
March 31, 2010 (Unaudited)

Shares		Cost	Value

Common Stocks - 97.6% (a) (Continued)

	Personal Products - 1.1%
499,800	NBTY, Inc.*	$11,530,781	$23,980,404

	Total Consumer Staples	37,264,769	50,482,748

	This sector is 35.5% above your Fund’s cost.

ENERGY

	Oil & Gas Equipment & Services - 1.0%
349,400	Schlumberger Ltd.	22,263,198	22,172,924

	Oil & Gas Exploration & Production - 1.7%
96,300	Berry Petroleum Co.	2,816,775	2,711,808
1,654,200	EXCO Resources, Inc.	24,880,145	30,404,196
237,400	Rex Energy Corp.*	2,663,610	2,703,986

	Total Energy	52,623,728	57,992,914

	This sector is 10.2% above your Fund’s cost.

FINANCIALS

	Asset Management & Custody Banks - 2.1%
2,015,500	SEI Investments Co.	35,652,672	44,280,535

	Other Diversified Financial Services - 1.8%
843,600	JPMorgan Chase & Co.	35,901,612	37,751,100

	Regional Banks - 3.4%
3,066,200	Fifth Third Bancorp	37,978,667	41,669,658
190,700	Signature Bank*	6,596,098	7,065,435
240,500	SunTrust Banks, Inc.	5,965,991	6,442,995
855,600	Webster Financial Corp.	13,040,529	14,964,444
87,800	Wintrust Financial Corp.	2,916,146	3,267,038

	Thrifts & Mortgage Finance - 0.4%
703,300	Ocwen Financial Corp.*	6,660,911	7,799,597

	Total Financials	144,712,626	163,240,802

	This sector is 12.8% above your Fund’s cost.

HEALTH CARE

	Biotechnology - 0.3%
260,500	Martek Biosciences Corp.*	5,501,463	5,863,855

	Health Care Equipment - 0.6%
299,000	Masimo Corp.	7,726,008	7,938,450
119,200	Sirona Dental Systems, Inc.*	4,070,412	4,533,176

	Health Care Services - 1.0%
225,200	Emdeon, Inc.*	3,574,243	3,720,304
146,976	Express Scripts, Inc.*	6,607,312	14,956,278
40,691	MEDNAX, Inc.*	2,040,764	2,367,809

	Health Care Supplies - 1.4%
746,300	Inverness Medical Innovations, Inc.*	27,306,092	29,068,385

	Health Care Technology - 1.0%
419,800	Eclipsys Corp.*	7,219,271	8,345,624
594,300	MedAssets Inc.*	11,944,807	12,480,300

	Life Sciences Tools & Services - 4.5%
153,400	Covance, Inc.*	5,411,723	9,417,226
490,100	Illumina, Inc.*	13,611,308	19,064,890
523,900	Life Technologies Corp.*	21,876,341	27,384,253
176,200	Luminex Corp.*	3,026,727	2,965,446
762,600	Thermo Fisher Scientific, Inc.*	35,966,978	39,228,144

	Pharmaceuticals - 2.8%
459,500	Impax Laboratories, Inc.*	8,034,600	8,215,860
424,500	Shire PLC	24,406,193	28,000,020
884,700	Warner Chilcott PLC*	23,351,622	22,604,085

	Total Health Care	211,675,864	246,154,105

	This sector is 16.3% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 0.3%
77,600	American Science and
	Engineering, Inc.	5,976,088	5,813,792

	Air Freight & Logistics - 0.7%
45,600	FedEx Corp.	3,356,258	4,259,040
361,500	Hub Group, Inc.*	9,406,356	10,114,770

	Airlines - 2.6%
1,477,900	AirTran Holdings, Inc.*	7,721,269	7,507,732
167,800	Allegiant Travel Co.*	8,483,313	9,708,908
2,539,200	Delta Air Lines, Inc.*	32,626,588	37,046,928

	Building Products - 1.5%
2,055,500	Masco Corp.	28,804,965	31,901,360

	Construction & Engineering - 0.4%
476,200	MasTec Inc.*	5,777,979	6,004,882
184,000	Orion Marine Group, Inc.*	3,573,989	3,321,200

	Construction & Farm Machinery & Heavy Trucks - 1.2%
398,800	Bucyrus International, Inc.	26,533,916	26,316,812

	Electrical Components & Equipment - 0.6%
529,700	EnerSys*	12,349,604	13,062,402

	Industrial Conglomerates - 2.6%
2,111,700	McDermott International, Inc.*	29,916,494	56,846,964

	Industrial Machinery - 0.6%
457,000	Kennametal Inc.	11,833,094	12,850,840
	Marine Ports & Services - 0.2%
117,100	Aegean Marine Petroleum
	Network Inc.	3,835,025	3,323,298

	Trucking - 2.2%
1,285,800	J. B. Hunt Transport Services, Inc.	34,286,135	46,134,504

	Total Industrials	224,481,073	274,213,432

	This sector is 22.2% above your Fund’s cost.

Brandywine Fund, Inc.
Schedule of Investments (Continued)
March 31, 2010 (Unaudited)

Shares		Cost	Value

Common Stocks - 97.6% (a) (Continued)

INFORMATION TECHNOLOGY

	Application Software - 5.2%
632,300	Citrix Systems, Inc.*	$26,986,696	$30,015,281
1,763,900	Compuware Corp.*	13,557,676	14,816,760
84,800	JDA Software Group, Inc.*	1,992,324	2,359,136
474,000	Longtop Financial
	Technologies Ltd. SP-ADR*	15,662,639	15,267,540
2,292,700	Nuance Communications, Inc.*	19,272,157	38,150,528
295,800	SuccessFactors, Inc.*	4,561,816	5,632,032
140,800	Taleo Corp.*	2,886,891	3,648,128

	Communications Equipment - 2.4%
1,831,500	Cisco Systems, Inc.*	40,766,004	47,673,945
119,500	Plantronics, Inc.	3,144,592	3,737,960

	Computer Hardware - 3.0%
146,360	Apple Inc.*	30,468,296	34,384,355
536,800	Hewlett-Packard Co.	25,958,461	28,530,920
120,900	NCR Corp.*	1,668,722	1,668,420

	Computer Storage & Peripherals - 2.7%
1,060,800	NetApp, Inc.*	31,960,392	34,539,648
1,073,100	QLogic Corp.*	17,771,852	21,783,930

	Data Processing & Outsourced Services - 2.6%
941,400	Lender Processing Services, Inc.	35,993,729	35,537,850
211,800	Visa Inc.	14,530,348	19,280,154

	Internet Software & Services - 1.0%
174,200	DealerTrack Holdings Inc.*	2,557,623	2,975,336
322,600	VistaPrint N. V.*	13,060,161	18,468,850

	IT Consulting & Other Services - 0.3%
145,300	CACI International, Inc.*	5,119,349	7,097,905

	Semiconductor Equipment - 4.7%
2,447,200	MEMC Electronic Materials, Inc.*	33,650,855	37,515,576
1,317,500	Novellus Systems, Inc.*	28,733,023	32,937,500
2,450,800	Teradyne, Inc.*	26,844,483	27,375,436

	Semiconductors - 11.7%
1,096,600	Altera Corp.	21,454,927	26,658,346
352,000	Atheros Communications*	6,062,113	13,625,920
270,800	Cavium Networks, Inc.*	5,769,040	6,732,088
1,851,500	Cypress Semiconductor Corp.*	18,564,428	21,292,250
1,942,200	Marvell Technology Group Ltd.*	37,228,505	39,582,036
2,117,800	Maxim Integrated Products, Inc.	29,597,993	41,064,142
904,400	Microsemi Corp.*	15,108,185	15,682,296
1,884,900	NVIDIA Corp.*	25,373,997	32,759,562
3,396,700	ON Semiconductor Corp.*	26,430,859	27,173,600
225,300	Power Integrations, Inc.	9,139,026	9,282,360
284,700	Silicon Laboratories Inc.*	10,012,154	13,571,649

	Systems Software - 1.7%
963,100	Rovi Corp.*	33,891,952	35,759,903

	Total Information Technology	635,781,268	746,581,342

	This sector is 17.4% above your Fund’s cost

MATERIALS

	Commodity Chemicals - 0.2%
295,000	Calgon Carbon Corp.*	5,051,261	5,050,400

	Diversified Chemicals - 0.4%
590,700	Solutia, Inc.*	9,664,191	9,516,177

	Metal & Glass Containers - 0.8%
330,800	Greif Inc.	18,066,579	18,167,536

	Paper Packaging - 0.5%
421,900	Packaging Corp. of America	10,458,393	10,382,959

	Specialty Chemicals - 2.4%
1,132,300	Albemarle Corp.	42,131,916	48,269,949

	Steel - 1.3%
466,800	Allegheny Technologies, Inc.	19,683,106	25,202,532
63,000	Carpenter Technology Corp.	2,206,446	2,305,800

	Total Materials	107,261,892	118,895,353

	This sector is 10.8% above your Fund’s cost.

TELECOMMUNICATION SERVICES

	Wireless Telecommunication Services - 1.9%
975,900	NII Holdings Inc.*	35,825,411	40,655,994

	Total Telecommunication Services	35,825,411	40,655,994

	This sector is 13.5% above your Fund’s cost

	Total common stocks	1,775,336,728	2,068,951,283

Principal
Amount

Short-Term Investments - 2.1% (a)

	Commercial Paper - 1.9%
$39,600,000	Union Bank NA Cayman,
	due 04/01/10, discount of 0.13%	39,600,000	39,600,000

	Variable Rate Demand Note - 0.2%
3,703,822	American Family Financial
	Services, 0.10%	3,703,822	3,703,822

	Total short-term investments	43,303,822	43,303,822

	Total investments - 99.7%	$1,818,640,550	2,112,255,105

	Other assets less
	liabilities - 0.3% (a)		7,147,428

	TOTAL NET ASSETS - 100.0%		$2,119,402,533

*  Non-dividend paying security.
(a)  Percentages for the various classifications relate to net assets.
N.V. - Netherlands Antillies Limited Liability Corp.
SP-ADR - Sponsored American Depositary Receipts

The accompanying notes to financial statements are an integral part of this schedule.

Brandywine Fund, Inc.
Statement of Operations
For the Six Months Ended March 31, 2010 (Unaudited)

Income:
Dividends	$9,642,194
Interest	31,382
Total income	9,673,576

Expenses:
Management fees	10,487,111
Transfer agent fees	611,475
Printing and postage expense	134,365
Administrative and accounting services	113,923
Custodian fees	70,165
Board of Directors fees and expenses	56,645
Professional fees	35,650
Registration fees	34,640
Insurance expense	25,995
Other expenses	9,395
Total expenses	11,579,364
Net Investment Loss	(1,905,788)
Net Realized Gain on Investments	149,599,116
Net Increase in Unrealized Appreciation on Investments	41,037,666
Net Gain on Investments	190,636,782
Net Increase in Net Assets Resulting From Operations	$188,730,994

Statements of Changes in Net Assets
For the Six Months Ended March 31, 2010 (Unaudited)
and for the Year Ended September 30, 2009

	2010	2009
Operations:
Net investment loss	$(1,905,788)	$(5,851,739)
Net realized gain (loss) on investments	149,599,116	(1,141,417,077)
Net increase in unrealized appreciation on investments	41,037,666	399,565,873
Net increase (decrease) in net assets resulting from operations	188,730,994	(747,702,943)

Distributions to Shareholders:
Distributions from net realized gains ($0.1145 per share)	—	(14,327,226)

Fund Share Activities:
Proceeds from shares issued (3,675,169 and 8,247,123 shares, respectively)	80,095,158	163,040,216
Net asset value of shares issued in distributions reinvested (655,907 shares)	—	13,715,026
Cost of shares redeemed (20,020,264 and 28,178,168 shares, respectively)	(431,104,163)	(554,831,955)
Net decrease in net assets derived from Fund share activities	(351,009,005)	(378,076,713)
Total Decrease	(162,278,011)	(1,140,106,882)

Net Assets at the Beginning of the Period	2,281,680,544	3,421,787,426
Net Assets at the End of the Period	$2,119,402,533	$2,281,680,544
(Includes undistributed net investment income of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Fund, Inc.
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months
	ended March 31, 2010		Years Ended September 30,
	(Unaudited)		2009	2008	2007	2006	2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$21.11		$26.86	$40.98	$32.27	$31.50	$24.19

Income from investment operations:
Net investment loss(1)	(0.02)		(0.05)	(0.18)	(0.19)	(0.10)	(0.08)
Net realized and unrealized gains (losses)
on investments	2.01		(5.59)	(8.72)	9.15	0.87	7.39
Total from investment operations	1.99		(5.64)	(8.90)	8.96	0.77	7.31

Less distributions:
Distributions from net investment income	—		—	—	—	—	—
Distributions from net realized gains	—		(0.11)	(5.22)	(0.25)	—	—
Total from distributions	—		(0.11)	(5.22)	(0.25)	—	—
Net asset value, end of period	$23.10		$21.11	$26.86	$40.98	$32.27	$31.50

TOTAL RETURN	9.43	%(a)	(20.98%)	(25.16%)	27.90%	2.44%	30.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,119,403		2,281,681	3,421,787	4,851,268	4,066,292	3,995,582
Ratio of expenses to average net assets	1.11	%(b)	1.10%	1.08%	1.08%	1.08%	1.08%
Ratio of net investment loss
to average net assets	(0.18	%)(b)	(0.25%)	(0.54%)	(0.54%)	(0.31%)	(0.25%)
Portfolio turnover rate	102	%(a)	239%	210%	162%	200%	183%

(1)	Net investment loss per share was calculated using average shares outstanding.
(a)	Not Annualized.
(b)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

Definitions and Disclosures

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 3/31/10, unless listed in the accompanying schedules of investments. Forecasted earnings growth rates quoted for the Funds’ holdings refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline Financial Services, Inc. (Baseline) and not to the actual performance of the Funds themselves. Baseline provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of March 31, 2010, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were 51.60, 2.31 and -0.36 percent; the Russell 1000 Growth Index’s were 49.75, 3.42 and -4.21 percent; the Russell 3000 Index’s were 52.44, 2.39 and -0.07 percent; the Russell 3000 Growth Index’s were 50.50, 3.46 and -4.01 percent; and the S&P 500 Index’s were 49.77, 1.92 and -0.65 percent.

Brandywine Blue Fund
Statement of Assets and Liabilities
March 31, 2010 (Unaudited)

Assets:
Investments in securities, at value (cost $2,012,482,012)	$2,278,624,315
Receivable from investments sold	66,012,097
Receivable from shareholders for purchases	3,655,643
Net dividends and interest receivable	818,379
Total assets	$2,349,110,434

Liabilities:
Payable to brokers for investments purchased	$38,052,220
Payable to shareholders for redemptions	8,732,882
Payable to adviser for management fees	1,961,670
Other liabilities	499,251
Total liabilities	49,246,023

Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 100,365,436 shares outstanding	3,530,314,770
Net unrealized appreciation on investments	266,142,303
Accumulated net realized loss on investments	(1,496,592,662)
Net assets	2,299,864,411
Total liabilities and net assets	$2,349,110,434

Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($2,299,864,411 ÷ 100,365,436 shares outstanding)	$22.91

The accompanying notes to financial statements are an integral part of this statement.

Schedule of Investments
March 31, 2010 (Unaudited)

Shares		Cost	Value

Common Stocks - 96.2% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 0.7%
408,300	Urban Outfitters, Inc.*	$15,539,439	$15,527,649

	Apparel, Accessories & Luxury Goods - 2.2%
1,152,300	Coach, Inc.	40,532,089	45,538,896
69,600	VF Corp.	5,583,124	5,578,440

	Broadcasting - 1.1%
729,800	Discovery Communications, Inc.*	16,006,655	24,659,942

	Department Stores - 1.4%
588,700	Kohl’s Corp.*	33,442,749	32,248,986

	General Merchandise Stores - 2.3%
1,011,400	Target Corp.	49,801,760	53,199,640

	Home Improvement Retail - 5.7%
2,311,900	The Home Depot, Inc.	65,458,010	74,789,965
2,344,800	Lowe’s Companies, Inc.	55,344,838	56,837,952

	Leisure Products - 1.9%
1,892,300	Mattel, Inc.	33,960,685	43,030,902

	Total Consumer Discretionary	315,669,349	351,412,372

	This sector is 11.3% above your Fund’s cost.

CONSUMER STAPLES

	Drug Retail - 2.3%
1,464,700	CVS Caremark Corp.	52,302,900	53,549,432

	Total Consumer Staples	52,302,900	53,549,432

	This sector is 2.4% above your Fund’s cost.

ENERGY

	Coal & Consumable Fuels - 1.2%
655,000	CONSOL Energy Inc.	35,444,958	27,942,300

	Integrated Oil & Gas - 2.5%
670,200	Occidental Petroleum Corp.	55,300,003	56,658,708

	Oil & Gas Equipment & Services - 3.8%
1,488,400	Cameron International Corp.*	60,502,508	63,792,824
382,500	Schlumberger Ltd.	24,369,209	24,273,450

	Oil & Gas Storage & Transportation - 2.6%
2,617,000	The Williams Companies, Inc.	46,943,790	60,452,700

	Total Energy	222,560,468	233,119,982

	This sector is 4.7% above your Fund’s cost.

Brandywine Blue Fund
Schedule of Investments (Continued)
March 31, 2010 (Unaudited)

Shares		Cost	Value

Common Stocks - 96.2% (a) (Continued)

FINANCIALS

	Other Diversified Financial Services - 1.8%
923,500	JPMorgan Chase & Co.	$39,281,341	$41,326,625

	Regional Banks - 2.9%
4,320,400	Fifth Third Bancorp	53,359,060	58,714,236
265,500	SunTrust Banks, Inc.	6,584,796	7,112,745

	Total Financials	99,225,197	107,153,606

	This sector is 8.0% above your Fund’s cost.

HEALTH CARE

	Biotechnology - 3.0%
1,131,500	Celgene Corp.*	47,875,784	70,107,740

	Health Care Distributors - 1.3%
450,600	McKesson Corp.	26,954,221	29,613,432

	Health Care Equipment - 2.7%
1,501,000	St. Jude Medical, Inc.*	55,824,100	61,616,050

	Health Care Services - 1.0%
229,600	Express Scripts, Inc.*	10,461,039	23,364,096

	Life Sciences Tools & Services - 5.1%
820,200	Life Technologies Corp.*	36,247,945	42,871,854
1,406,400	Thermo Fisher Scientific, Inc.*	58,109,297	72,345,216

	Pharmaceuticals - 2.8%
539,003	Shire PLC	31,204,669	35,552,638
1,162,300	Warner Chilcott PLC*	30,884,994	29,696,765

	Total Health Care	297,562,049	365,167,791

	This sector is 22.7% above your Fund’s cost.

INDUSTRIALS

	Air Freight & Logistics - 1.2%
301,200	FedEx Corp.	19,767,756	28,132,080

	Airlines - 3.2%
4,996,900	Delta Air Lines, Inc.*	62,306,751	72,904,771

	Railroads - 4.9%
910,900	Canadian Pacific Railway Ltd.	48,260,086	51,229,016
815,800	Union Pacific Corp.	58,650,641	59,798,140

	Trading Companies & Distributors - 2.2%
475,300	W.W. Grainger, Inc.	47,636,740	51,389,436

	Total Industrials	236,621,974	263,453,443

	This sector is 11.3% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 1.7%
805,700	Citrix Systems, Inc.*	34,310,699	38,246,579

	Communications Equipment - 3.1%
2,721,200	Cisco Systems, Inc.*	60,069,741	70,832,836

	Computer Hardware - 6.1%
333,800	Apple Inc.*	55,280,664	78,419,634
1,189,500	Hewlett-Packard Co.	40,613,558	63,221,925

	Computer Storage & Peripherals - 4.8%
3,687,200	EMC Corp.*	59,630,065	66,517,088
1,326,100	NetApp, Inc.*	40,009,199	43,177,816

	Data Processing & Outsourced Services - 1.5%
384,100	Visa Inc.	20,105,009	34,964,623

	Electronic Manufacturing Services - 2.1%
6,140,700	Flextronics International Ltd.*	47,075,523	48,143,088

	Internet Software & Services - 2.4%
97,110	Google, Inc.*	57,179,241	55,062,341

	Semiconductors - 12.2%
695,000	Altera Corp.	14,229,149	16,895,450
1,857,400	Analog Devices, Inc.	50,984,667	53,530,268
863,000	Broadcom Corp.	18,263,861	28,634,340
2,011,300	Intel Corp.	45,136,658	44,771,538
1,426,200	Linear Technology Corp.	41,707,265	40,332,936
2,362,900	Marvell Technology Group Ltd.*	45,455,832	48,155,902
2,950,400	NVIDIA Corp.*	42,470,976	51,277,952

	Total Information Technology	672,522,107	782,184,316

	This sector is 16.3% above your Fund’s cost.

TELECOMMUNICATION SERVICES

	Wireless Telecommunication Services - 2.5%
1,366,000	NII Holdings Inc.*	50,342,155	56,907,560

	Total Telecommunication Services	50,342,155	56,907,560

	This sector is 13.0% above your Fund’s cost.

	Total common stocks	1,946,806,199	2,212,948,502

Principal
Amount

Short-Term Investments - 2.9% (a)

	Commercial Paper - 2.7%
$62,200,000	Union Bank NA Cayman,
	due 04/01/10, discount of 0.13%	62,200,000	62,200,000

	Variable Rate Demand Note - 0.2%
3,475,813	American Family Financial
	Services, 0.10%	3,475,813	3,475,813

	Total short-term investments	65,675,813	65,675,813

	Total investments - 99.1%	$2,012,482,012	2,278,624,315

	Other assets less
	liabilities - 0.9% (a)		21,240,096

	TOTAL NET ASSETS - 100.0%		$2,299,864,411

*	Non-dividend paying security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this schedule.

Brandywine Blue Fund
Statement of Operations
For the Six Months Ended March 31, 2010 (Unaudited)

Income:
Dividends	$11,027,644
Interest	49,439
Total income	11,077,083

Expenses:
Management fees	11,650,596
Transfer agent fees	1,062,585
Printing and postage expense	469,565
Administrative and accounting services	117,239
Registration fees	97,890
Custodian fees	65,215
Board of Directors fees and expenses	54,345
Professional fees	33,400
Insurance expense	29,995
Other expenses	9,195
Total expenses	13,590,025
Net Investment Loss	(2,512,942)
Net Realized Gain on Investments	196,191,011
Net Increase in Unrealized Appreciation on Investments	52,352,624
Net Gain on Investments	248,543,635
Net Increase in Net Assets Resulting From Operations	$246,030,693

Statements of Changes in Net Assets
For the Six Months Ended March 31, 2010 (Unaudited)
and for the Year Ended September 30, 2009

	2010	2009
Operations:
Net investment (loss) income	$(2,512,942)	$5,355,551
Net realized gain (loss) on investments	196,191,011	(1,001,698,285)
Net increase in unrealized appreciation on investments	52,352,624	514,251,276
Net increase (decrease) in net assets resulting from operations	246,030,693	(482,091,458)

Distributions to Shareholders:
Distributions from net investment income ($0.06695 per share)	(7,553,091)	—

Fund Share Activities:
Proceeds from shares issued (14,347,916 and 62,850,433 shares, respectively)	314,001,105	1,204,228,339
Net asset value of shares issued in distributions reinvested (706,297 shares)	6,963,858	—
Cost of shares redeemed (33,793,024 and 83,039,892 shares, respectively)	(721,484,730)	(1,583,898,339)
Net decrease in net assets derived from Fund share activities	(400,519,767)	(379,670,000)
Total Decrease	(162,042,165)	(861,761,458)

Net Assets at the Beginning of the Period	2,461,906,576	3,323,668,034
Net Assets at the End of the Period	$2,299,864,411	$2,461,906,576
(Includes undistributed net investment income of $0 and $5,355,551, respectively)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Blue Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months
	ended March 31, 2010		Years Ended September 30,
	(Unaudited)		2009	2008	2007	2006	2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.67		$23.86	$38.18	$31.15	$31.33	$25.21

Income from investment operations:
Net investment (loss) income(1)	(0.02)		0.04	(0.07)	(0.02)	(0.00)*	(0.04)
Net realized and unrealized gains (losses)
on investments	2.33		(3.23)	(10.38)	8.15	0.96	6.16
Total from investment operations	2.31		(3.19)	(10.45)	8.13	0.96	6.12

Less distributions:
Distributions from net investment income	(0.07)		—	—	—	—	—
Distributions from net realized gains	—		—	(3.87)	(1.10)	(1.14)	—
Total from distributions	(0.07)		—	(3.87)	(1.10)	(1.14)	—
Net asset value, end of period	$22.91		$20.67	$23.86	$38.18	$31.15	$31.33

TOTAL RETURN	11.19	%(a)	(13.37%)	(30.70%)	26.82%	3.47%	24.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,299,864		2,461,907	3,323,668	3,304,281	1,856,496	1,230,936
Ratio of expenses to average net assets	1.17	%(b)	1.16%	1.13%	1.12%	1.10%	1.12%
Ratio of net investment (loss) income
to average net assets	(0.22	%)(b)	0.21%	(0.23%)	(0.06%)	(0.02%)	(0.13%)
Portfolio turnover rate	95	%(a)	261%	267%	184%	207%	181%

(1)	Net investment (loss) income per share was calculated using average shares outstanding.
*	Amount less then $0.005 per share.
(a)	Not Annualized.
(b)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

The Brandywine Funds
Notes to Financial Statements
March 31, 2010 (Unaudited)

(1)Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the “Brandywine Fund”) and Brandywine Blue Fund (the “Blue Fund,” one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the “Brandywine Funds” or the “Funds”). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940 (the “Act”), as amended. The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of March 31, 2010, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Funds adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), effective October 1, 2008. Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

The Brandywine Funds
Notes to Financial Statements (Continued)
March 31, 2010 (Unaudited)

(1)Summary of Significant Accounting Policies (Continued)

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 –	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 –	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 –	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of March 31, 2010, based on the inputs used to value them:

		Brandywine Fund	Blue Fund
Valuation Inputs		Investments in Securities	Investments in Securities
Level 1 –	Common Stocks	$2,068,951,283	$2,212,948,502
Level 2 –	Short-Term Commercial Paper	39,600,000	62,200,000
	Variable Rate Demand Notes	3,703,822	3,475,813
	Total Level 2	43,303,822	65,675,813
Level 3 –		—	—
Total		$2,112,255,105	$2,278,624,315

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(d)
The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(h)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2010, open Federal tax years include the tax years ended September 30, 2006 through 2009. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)Investment Adviser and Management Agreements and Transactions With Related Parties

Each Fund has a management agreement with Friess Associates, LLC (the “Adviser”), with whom certain Officers and a Director of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund.

The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the “Sub-Adviser”), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the

The Brandywine Funds
Notes to Financial Statements (Continued)
March 31, 2010 (Unaudited)

(2)Investment Adviser and Management Agreements and Transactions With Related Parties (Continued)

Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

Each of the Funds pay the five independent directors annual fees of $20,500 each. The lead independent director and chairman of the audit committee are paid an additional $5,000 annually, divided proportionately among all the Brandwine Funds. All of the corresponding fees the directors receive are paid quarterly to the directors and then invested on the payment date in shares of the Funds at the net asset value of the Funds on the payment date. The Funds also reimburse directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2010, the Funds expensed the following directors fees and costs:

	Brandywine	Blue
	Fund	Fund
Directors Fees and Travel Costs Paid during the Period	$56,645	$54,345

Under the Funds’ organizational documents, each director, officer, employee or other agent of the Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

(3)Credit Agreement

U.S. Bank, N.A. has made available to each Fund a credit facility pursuant to Credit Agreements effective July 22, 2004, for the purpose of having cash available to cover incoming redemptions. Each of the Funds has a $50,000,000 credit facility. Principal and interest of such loan under the Credit Agreements are due not more than 31 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the respective Fund. During the six months ended March 31, 2010, neither Fund borrowed against their Agreement. The Credit Agreements expire on December 18, 2010.

(4)Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)Investment Transactions and Related Costs

For the six months ended March 31, 2010, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

		Sale	Transaction	Ratio of Costs to
	Purchases	Proceeds	Costs	Average Net Assets
Brandywine Fund	$2,078,375,508	$2,444,568,570	$5,586,850	0.27%
Blue Fund	2,136,495,402	2,568,291,502	5,350,104	0.23

Transaction costs represent the total commissions paid by each Fund on its respective purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)Income Tax Information

The following information for the Funds is presented on an income tax basis as of September 30, 2009:

		Gross	Gross	Net Unrealized	Distributable	Distributable
	Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
	Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
Brandywine Fund	$2,034,454,063	$268,388,805	$26,723,723	$241,665,082	$—	$—
Blue Fund	2,244,272,043	220,775,131	14,730,036	206,045,095	5,355,551	—

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2009 and 2008, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017), as of September 30, 2009, and tax basis post-October losses as of September 30, 2009, which are not recognized for tax purposes until the first day of the following fiscal year are:

The Brandywine Funds
Notes to Financial Statements (Continued)
March 31, 2010 (Unaudited)

(6)Income Tax Information (Continued)

	September 30, 2009				September 30, 2008
	Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
	Income	Capital Gains	Loss	Post-October	Income	Capital Gains
	Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
Brandywine Fund	$14,327,152	$—	$687,183,259	$664,211,443	$220,366,098	$408,257,097
Blue Fund	—	—	1,309,430,618	375,608,473	228,628,373	127,593,462

For corporate shareholders in the Brandywine Fund, the percentage of dividend income distributed for the year ended September 30, 2009, which is designated as qualifying for the dividends received deduction is 49.4% (unaudited).

For the shareholders in the Brandywine Fund, the percentage of dividend income distributed for the year ended September 30, 2009, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 is 39.7% (unaudited).

Since there were no ordinary distributions paid for the Blue Fund for the year ended September 30, 2009, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (unaudited).

(7)     Subsequent Events

Management has evaluated related events and transactions that occurred subsequent to March 31, 2010 through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Beginning	Ending
Account	Account	Expenses Paid
Value	Value	During Period*
10/01/09	3/31/10	10/01/09-3/31/10

Brandywine Actual	$1,000.00	$1,094.30	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.59
Brandywine Blue Actual	$1,000.00	$1,111.90	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.89

*
Expenses are equal to the Funds’ annualized expense ratios of 1.11% and 1.17%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2009 and March 31, 2010).

Brandywine Funds Advisory Agreements

On December 7, 2009, the Board of Directors (“Directors”) of the Funds approved the continuation of the advisory agreements with Friess Associates, LLC (“Friess”). Prior to approving the continuation of the advisory agreements, the Directors considered:

•	the nature, extent and quality of the services provided by Friess

•	the investment performance of the Funds

•	the costs of the services to be provided and profits to be realized by Friess from its relationship with the Funds

•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale

•	the expense ratios of the Funds

•	other revenue to Friess and its affiliates from their relationship with the Funds

•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Friess, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing and regulatory compliance services provided by Friess to the Funds. The Directors concluded that Friess was providing essential services to the Funds. In particular, the Directors concluded that Friess was preparing reports to shareholders in addition to those required by law and continued to generate increased written communications, at Friess’ expense, to support shareholders.

The Directors compared the performance of the Funds to benchmark indexes over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided, and the profits realized by Friess from its relationship with the Funds and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds were higher than the average advisory fees paid by comparable mutual funds, but the expense ratios of the Funds were lower than the average expense ratios of comparable mutual funds. The Directors also noted that all clients of Friess pay the same 1% advisory fee. They noted that this fee would not be adjusted if economies of scale were realized during the current contract period as the Funds grew, but did not consider that factor to be significant in light of the other factors considered, particularly the fact that the profits were reasonable and not excessive. The Directors noted that having the same fee for all clients eliminated conflicts of interest that would be present if Friess charged different fees to different clients.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Directors concluded that the research obtained by Friess was beneficial to the Funds and that Friess was executing the Funds’ portfolio transactions in a manner designed to obtain best execution for the Funds.

Additional Director Information, Proxy Voting Policy
and Quarterly Portfolio Schedules

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov or the Funds’ website at http://www.brandywinefunds.com. Information on how the Funds voted proxies relating to portfolio securities is available on the Funds’ website or the website of the Commission no later than August 31 for the prior twelve months ending June 30. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board of Directors

William F. D’Alonzo	Quentin Jackson	Stuart A. McFarland
CEO and CIO	Former President and CEO	Managing Partner
Friess Associates	Nuclear Electric Insurance Limited	Federal City Capital Advisors, LLC

W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Former President & CEO	Senior Adviser	Former Senior Partner
Jackson State Bank & Trust	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP

The Brandywine Funds
P.O. Box 4166
Greenville, DE 19807
(800) 656-3017
www.brandywinefunds.com
bfunds@friess.com

Foster S. Friess
Founder

Investment Adviser: Friess Associates, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood       Report Staff: David Marky, Adam Rieger

Managed by Friess Associates, LLC	Semi-Annual Report	March 31, 2010

Dear Fellow Shareholders:

Investors remained optimistic about the economic recovery, fueling a generally upbeat March-quarter environment. Their optimism contributed to some speculation in the mid-cap category, where investors favored unprofitable companies over companies that were making money now.

Brandywine Advisors Midcap Growth Fund grew 4.92 percent in the March quarter. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes gained 5.39, 8.67 and 7.67 percent.

According to a study by Merrill Lynch – Bank of America, “nonearners,” or companies that are expected to lose money in 2010, “were the big winner in the quarter” within the Russell Midcap Index. Share prices among money-losing companies in the index climbed more than 16 percent during the first three months of the year. Other investor favorites from the Russell Midcap Index included companies with the lowest returns on equity and companies with share prices below $5.

Technology holdings, which comprised the largest percentage of the Fund’s assets, were the most significant detractors from performance versus benchmarks. During the March quarter, which is a seasonally slower period for many technology companies, the sector within benchmarks moved only modestly higher amid a more pronounced market advance. The large commitment to technology at a time when the sector was weaker than most other sectors within the indexes impacted relative results negatively.

Among technology holdings, LSI Corp. and NVIDIA Corp. were notable detractors. Both companies posted substantial earnings growth for their most recently reported quarter that exceeded expectations, but their shares fell due to concerns about their ability to sustain the positive momentum.

LSI issued forward earnings guidance that seemed low given recent results among its competitors, so we sold the company to fund an opportunity with greater earnings potential. Investors worried that PC makers were stockpiling NVIDIA chips rather than ordering them to meet current demand. Our research prompted us to disagree, which is why NVIDIA remains in the portfolio.

Holdings from the industrial sector, which comprised the Fund’s second largest percentage of assets, gained ground, but posted a more muted return than the sector within the indexes. The industrial sector was the next most significant detractor from results versus benchmarks. Foster Wheeler and FTI Consulting were primary detractors.

Consumer discretionary holdings contributed most to March-quarter performance versus benchmarks. Limited Brands, which exceeded January-quarter estimates with 49 percent earnings growth, was a standout performer. Mattel, which is experiencing sales growth as the release of Toy Story 3 approaches, also aided results after beating estimates with 65 percent December-quarter earnings growth.

Albemarle Corp. and Allegheny Technologies helped make the materials sector a significant positive force. Holdings from the financial sector also contributed to relative results. SEI Investments was a top performer as new product offerings, contract wins

Brandywine Advisors
Cumulative Total Return	% Change
Quarter	4.92
One Year	23.27
Five Years	-0.05
Inception – 10/31/00	-1.29

Annualized Total Return
Five Years	-0.01
Inception – 10/31/00	-0.14

*Expense Ratio – 1.30% as stated in the Prospectus dated January 29, 2010

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

and an improved investment environment enabled the company to reignite revenue growth in the December quarter, spurring a 12 percent earnings gain.

For more information on companies that influenced March-quarter performance, please see Roses & Thorns on page 4.

Few see reason to believe the Federal Reserve intends to start lifting interest rates from their crisis-inspired lows anytime soon. The thinking is the central bank won’t risk sparking a market reaction that pushes rates too high too fast for mortgages to stay in a range that gives housing its best chance to get a boost from the spring selling season.

The interest rate environment is telling investors that equities are an attractive asset class at a time when macro-level indicators that might hint toward which equities to own are far less instructive. As a result, many investors take a vague theme, from domestic government spending to the global economy’s impact on commodity prices, and run with it.

While virtually all the companies we hold may benefit from some broader trend, we approach isolating investment opportunities from the opposite direction. Our research gives us the kind of ground-level detail that not only helps us identify which companies to own but also provides unique perspective on the environment. As we enter the June quarter, we’re encouraged by what we see from the bottom up.

The upshot of the individual-company interviews we conduct is that business conditions are clearly continuing to improve, though the trend is not uniform. Companies that enjoyed strong positions in their industries before the recession hold even stronger competitive positions now that the recession is past. They had the foresight to plan for better days and the balance sheet strength to act on it.

Weaker companies, which were forced to reduce their capabilities, in some cases just to survive, find themselves further behind. In most instances, their ability to dig themselves out is hamstrung by limited access to low-cost capital given their relatively unappealing financial conditions in a still-tight-fisted lending climate.

As recently as the fall of last year, most people running businesses were flying blind in what were more uncertain times. Customers and suppliers to these businesses were in the same situation. There was great risk to spending on future growth – technology, inventory, personnel, research and development, etc. – because there was little evidence the demand existed to warrant the expenditures. Management teams adjusted the size and ambitions of their companies to fit the limited future potential that was evident in that environment.

Today’s environment is different. The bigger business risk now is not spending. Everyone’s visibility is improved. Failing to commit the funds to meet rebounding demand could bring serious competitive consequences. At the opposite end, wisely targeted capital expenditures could yield robust returns.

Companies that became leaner in the downturn and are now capitalizing on developing opportunities should enjoy unusual earnings leverage. Even small increases in revenue can translate into sizable expansion in incremental profits given the considerable cost structure rationalization most companies have undergone.

Based on consensus earnings forecasts, the average Brandywine Advisors holding is expected to grow earnings by 31 percent in 2010. We believe Wall Street underestimates the earnings leverage enjoyed by the companies in the portfolio, making their earnings growth rates higher based on our internal forecasts.

Although technology wasn’t the place to be in the March quarter, we believe it remains one of the most fruitful areas going forward given the concentration of earnings strength we’ve identified in the sector. Companies that Brandywine Advisors holds offer innovative products and services designed to meet demand driven by the business world’s continued push for productivity improvement, exploding data storage needs, strains on networks driven by wireless devices and their applications, PC upgrades and other forces.

Technology holdings comprise the largest percentage of assets. Holdings from the industrial and consumer discretionary sectors make up the next largest positions at about equal percentages of assets.

On the operational front, Jon Fenn is retiring from his role as a Research Team Leader after 16 years with Friess Associates. Jon plans to spend more time with his family and on some land conservation efforts that he’s very passionate about. We wish Jon a long and happy retirement.

We recognize that we still have a long way to go to appropriately reward the confidence you showed in us during last year’s challenges. We’re grateful for your long-term focus and continued support.

Bill D’Alonzo
Brandywine Funds President	April 16, 2010

2

Brandywine Advisors Midcap Growth Fund
Portfolio Characteristics as of March 31, 2010

% Change in Top Ten Holdings From Book Cost

1.	Albemarle Corp.	+13.5%	6.	Nuance Communications, Inc.	+50.4%
2.	McDermott International, Inc.	+53.2%	7.	W. W. Grainger, Inc.	+7.3%
3.	J.B. Hunt Transport Services, Inc.	+29.4%	8.	MEMC Electronic Materials, Inc.	+13.9%
4.	Allegheny Technologies, Inc.	+27.1%	9.	NII Holdings Inc.	+12.0%
5.	SEI Investments Co.	+24.8%	10.	Rovi Corp.	+6.4%

Forecasted Earnings Growth Rate of the Fund’s Holdings		The Portfolio’s Market Capitalization

The Fund’s Companies 30.5%	The S&P 500 Index 22.9%

Forecasted Increase in Earnings Per Share 2010 vs 2009

This is not a forecast of the Fund’s future performance. The percentage quoted under “The Fund’s Companies” represents the average forecasted earnings growth rate of the investment holdings in the Fund based on consensus estimates from Baseline Financial Services, Inc., as of March 31, 2010. Growth rates reflect year-over-year comparisons of aggregate earnings per share. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Top Ten Industry Groups

3

Brandywine Advisors Midcap Growth Fund
March Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move
Smith International, Inc.	$1,547.3	42.5
The provider of oil and natural-gas drilling products and services gained ground in the March quarter on news that the company would be acquired by rival oilfield-services provider Schlumberger Ltd. We sold Smith following the announcement as shares quickly reached our target price.

Allegheny Technologies, Inc.	$1,188.0	27.1
The specialty materials producer beat December-quarter earnings estimates by 57 percent. Demand for materials such as titanium, nickel-based alloys and other specialty alloys used in aerospace, automobile, chemical and energy-infrastructure applications showed signs of recovery. Allegheny has refocused its product mix toward higher-margin sophisticated metals while industry consolidation has reduced competition.

SEI Investments Co.	$1,045.9	23.7
December-quarter earnings grew 12 percent, beating consensus estimates. The global provider of asset management services and investment-related technology solutions benefits from tight cost controls and investments made in product development during the downturn. Specifically, investments in the firm’s Global Wealth platform are helping attract new private banking, advisor and trust customers.

Illumina, Inc.	$850.8	20.3
The maker of life-sciences products beat December-quarter consensus earnings estimates. Shares gained ground following the company’s unveiling of a next generation gene sequencing system that significantly reduces the time and costs associated with decoding a person’s genome. The product launch is also expected to result in higher revenue from supplies associated with the new instrument.

Albemarle Corp.	$789.7	13.4
The manufacturer of flame retardants grew December-quarter earnings 52 percent, beating estimates by 10 percent. Shares gained ground as volumes increased for bromine-based products used in automotive, housing and consumer electronics applications that increasingly require added fire resistance. Management announced price increases for bromine-based products during the quarter, which should enhance profitability going forward.

$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move
Foster Wheeler AG	$997.8	21.3
The construction and engineering company serving the energy industry beat December-quarter earnings estimates. Shares fell on concerns that backlogged business and profit margins for the company’s construction and power groups would remain under pressure for longer than anticipated despite the company’s expansion into high-growth foreign markets. We sold Foster Wheeler to fund an idea with greater near-term earnings visibility.

LSI Corp.	$590.0	15.5
The manufacturer of integrated circuits and storage systems grew December-quarter earnings 200 percent, beating estimates by 64 percent and posting its first year-over-year sales increase in over a year. Shares fell following modest earnings guidance that didn’t match more robust forecasts from direct competitors. Additionally, the company’s storage semiconductor business experienced weakness as some customers adjusted inventory levels at year end. We sold LSI to fund an idea with greater near-term earnings visibility.

EXCO Resources, Inc.	$582.4	12.5
The oil and gas exploration and production company grew December-quarter earnings 123 percent, beating estimates by 32 percent. While shares gave back some previously gained ground during the March quarter, we expect increasing activity in Haynesville Shale, located in North Louisiana and East Texas, and Marcellus Shale, located in Appalachia, to drive growth going forward. EXCO has worked to improve its balance sheet while expanding its acreage in high-growth shale gas through acquisitions and joint ventures.

CONSOL Energy Inc.	$406.1	13.4
The producer of coal and natural gas beat December-quarter earnings estimates. Shares retraced after CONSOL struck a deal to acquire Marcellus Shale wells and drilling rights from Dominion Resources, disappointing some investors more focused on the company’s metallurgical and thermal coal exposure. We believe the shift toward a more balanced portfolio of energy assets will benefit the company over time.

Ingersoll-Rand PLC	$382.9	11.6
The diversified manufacturer, which makes Bobcat loading equipment and Thermo King refrigeration trucks, turned in lighter-than-expected sales as some customers pushed purchase decisions later into the year. We sold Ingersoll-Rand during the quarter on concerns that its Trane division experienced some challenges at the start of the air conditioning season following a restructuring.

All gains/losses are calculated on an average cost basis

4

Brandywine Advisors Midcap Growth Fund
Statement of Assets and Liabilities
March 31, 2010 (Unaudited)

Assets:
Investments in securities, at value (cost $165,961,616)	$188,911,979
Receivable from investments sold	2,435,431
Receivable from shareholders for purchases	370,280
Net dividends and interest receivable	220,172
Total assets	$191,937,862

Liabilities:
Payable to brokers for investments purchased	$6,874,116
Payable to adviser for management fees	148,463
Payable to shareholders for redemptions	24,675
Other liabilities	53,576
Total liabilities	7,100,830

Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 24,744,215 shares outstanding	234,692,462
Net unrealized appreciation on investments	22,950,363
Accumulated net realized loss on investments	(72,805,793)
Net assets	184,837,032
Total liabilities and net assets	$191,937,862

Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($184,837,032 ÷ 24,744,215 shares outstanding)	$7.47

The accompanying notes to financial statements are an integral part of this statement.

Schedule of Investments
March 31, 2010 (Unaudited)

Shares		Cost	Value
Common Stocks - 96.8% (a)
CONSUMER DISCRETIONARY

	Apparel Retail - 6.5%
225,500	American Eagle Outfitters, Inc.	$4,225,805	$4,176,260
79,700	J. Crew Group, Inc.*	3,588,483	3,658,230
102,100	Limited Brands, Inc.	1,851,769	2,513,702
38,300	Urban Outfitters, Inc.*	1,457,720	1,456,549
	Apparel, Accessories & Luxury Goods - 2.1%
90,000	Coach, Inc.	3,209,740	3,556,800
5,500	VF Corp.	441,195	440,825
	Automotive Retail - 0.8%
55,800	CarMax, Inc.*	1,382,485	1,401,696
	Broadcasting - 1.1%
57,500	Discovery Communications, Inc.*	1,316,813	1,942,925
	Distributors - 1.0%
95,600	LKQ Corp.*	1,817,659	1,940,680
	Education Services - 0.4%
37,800	Education Management Corp.*	695,853	827,820
	General Merchandise Stores - 1.3%
67,500	Big Lots, Inc.*	2,138,473	2,458,350
	Home Furnishings - 1.9%
160,800	Leggett & Platt, Inc.	3,401,235	3,479,712
	Leisure Products - 1.9%
155,500	Mattel, Inc.	2,811,303	3,536,070
	Total Consumer Discretionary	28,338,533	31,389,619
	This sector is 10.8% above your Fund’s cost.
CONSUMER STAPLES
	Personal Products - 0.5%
21,100	NBTY, Inc.*	826,979	1,012,378
	Total Consumer Staples	826,979	1,012,378
	This sector is 22.4% above your Fund’s cost.
ENERGY
	Coal & Consumable Fuels - 1.4%
61,400	CONSOL Energy Inc.	3,025,372	2,619,324
	Oil & Gas Equipment & Services - 2.2%
95,600	Cameron International Corp.*	3,872,717	4,097,416
	Oil & Gas Exploration & Production - 2.3%
222,600	EXCO Resources, Inc.	3,662,732	4,091,388
	Oil & Gas Storage & Transportation - 1.7%
137,400	The Williams Companies, Inc.	2,160,662	3,173,940
	Total Energy	12,721,483	13,982,068
	This sector is 9.9% above your Fund’s cost.
FINANCIALS
	Asset Management & Custody Banks - 2.9%
248,380	SEI Investments Co.	4,373,401	5,456,909
	Regional Banks - 1.7%
225,000	Fifth Third Bancorp	2,773,259	3,057,750
	Total Financials	7,146,660	8,514,659
	This sector is 19.1% above your Fund’s cost.

5

Brandywine Advisors Midcap Growth Fund
Schedule of Investments (Continued)
March 31, 2010 (Unaudited)

Shares or
Principal
Amount		Cost	Value
Common Stocks - 96.8% (a) (Continued)
HEALTH CARE
	Health Care Services - 1.6%
22,500	Express Scripts, Inc.*	$1,118,323	$2,289,600
12,100	MEDNAX, Inc.*	663,181	704,099
	Health Care Supplies - 2.1%
98,935	Inverness Medical Innovations, Inc.*	3,657,216	3,853,518
	Life Sciences Tools & Services - 4.4%
22,900	Covance, Inc.*	941,671	1,405,831
71,500	Illumina, Inc.*	2,095,640	2,781,350
74,700	Life Technologies Corp.*	3,333,207	3,904,569
	Pharmaceuticals - 2.6%
33,000	Shire PLC	1,914,674	2,176,680
104,100	Warner Chilcott PLC*	2,777,208	2,659,755
	Total Health Care	16,501,120	19,775,402
	This sector is 19.8% above your Fund’s cost.
INDUSTRIALS
	Airlines - 2.4%
300,000	Delta Air Lines, Inc.*	3,741,959	4,377,000
	Building Products - 2.3%
268,900	Masco Corp.	3,818,653	4,173,328
	Construction & Farm Machinery & Heavy Trucks - 1.8%
50,600	Bucyrus International, Inc.	3,398,839	3,339,094
	Industrial Conglomerates - 3.5%
239,500	McDermott International, Inc.*	4,209,333	6,447,340
	Railroads - 2.2%
73,500	Canadian Pacific Railway Ltd.	3,895,328	4,133,640
	Trading Companies & Distributors - 2.6%
44,600	W. W. Grainger, Inc.	4,493,662	4,822,152
	Trucking - 3.2%
167,600	J.B. Hunt Transport Services, Inc.	4,645,574	6,013,488
	Total Industrials	28,203,348	33,306,042
	This sector is 18.1% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 4.7%
77,600	Citrix Systems, Inc.*	3,319,599	3,683,672
303,000	Nuance Communications, Inc.*	3,351,314	5,041,920
	Computer Storage & Peripherals - 2.0%
110,905	NetApp, Inc.*	3,386,312	3,611,067
	Data Processing & Outsourced Services - 2.4%
117,700	Lender Processing Services, Inc.	4,555,386	4,443,175
	Electronic Manufacturing Services - 2.1%
495,100	Flextronics International Ltd.*	3,803,272	3,881,584
	Semiconductor Equipment - 2.6%
309,400	MEMC Electronic Materials, Inc.*	4,163,137	4,743,102
	Semiconductors - 10.8%
64,300	Altera Corp.	1,274,807	1,563,133
92,000	Analog Devices, Inc.	2,550,193	2,651,440
76,000	Broadcom Corp.	1,724,233	2,521,680
93,100	Marvell Technology Group Ltd.*	1,751,819	1,897,378
227,100	Maxim Integrated Products, Inc.	3,284,672	4,403,469
241,100	NVIDIA Corp.*	3,556,965	4,190,318
353,600	ON Semiconductor Corp.*	2,742,367	2,828,800
	Systems Software - 2.4%
120,900	Rovi Corp.*	4,218,487	4,489,017
	Total Information Technology	43,682,563	49,949,755
	This sector is 14.3% above your Fund’s cost.
MATERIALS
	Metal & Glass Containers - 1.8%
59,900	Greif Inc.	3,308,607	3,289,708
	Paper Packaging - 0.5%
36,600	Packaging Corp. of America	907,092	900,726
	Specialty Chemicals - 3.6%
156,700	Albemarle Corp.	5,887,036	6,680,121
	Steel - 3.0%
103,300	Allegheny Technologies, Inc.	4,389,203	5,577,167
	Total Materials	14,491,938	16,447,722
	This sector is 13.5% above your Fund’s cost.
TELECOMMUNICATION SERVICES
	Wireless Telecommunication Services - 2.5%
108,900	NII Holdings Inc.*	4,051,432	4,536,774
	Total Telecommunication Services	4,051,432	4,536,774
	This sector is 12.0% above your Fund’s cost.
	Total common stocks	155,964,056	178,914,419
Short-Term Investments - 5.4% (a)
	Commercial Paper - 2.8%
$5,200,000	Union Bank NA Cayman, due 04/01/10, discount of 0.13%	5,200,000	5,200,000
	Variable Rate Demand Note - 2.6%
4,797,560	American Family Financial Services, 0.10%	4,797,560	4,797,560
	Total short-term investments	9,997,560	9,997,560
	Total investments - 102.2%	$165,961,616	188,911,979
	Liabilities, less other assets - (2.2%)(a)		(4,074,947)
	TOTAL NET ASSETS - 100.0%		$184,837,032

*	Non-dividend paying security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this schedule.

6

Brandywine Advisors Midcap Growth Fund
Statement of Operations
For the Six Months Ended March 31, 2010 (Unaudited)

Income:
Dividends	$894,587
Interest	5,728
Total income	900,315
Expenses:
Management fees	790,827
Service and Distribution expenses	58,670
Transfer agent fees	46,888
Professional fees	26,973
Registration fees	26,890
Printing and postage expense	21,355
Administrative and accounting services	20,682
Custodian fees	12,740
Board of Directors fees and expenses	9,095
Insurance expense	6,030
Other expenses	7,920
Net expenses	1,028,070
Net Investment Loss	(127,755)
Net Realized Gain on Investments	5,779,921
Net Increase in Unrealized Appreciation on Investments	8,512,876
Net Gain on Investments	14,292,797
Net Increase in Net Assets Resulting From Operations	$14,165,042

Statements of Changes in Net Assets
For the Six Months Ended March 31, 2010 (Unaudited)
and for the Year Ended September 30, 2009

	2010	2009
Operations:
Net investment loss	$(127,755)	$(849,361)
Net realized gain (loss) on investments	5,779,921	(65,091,340)
Net increase in unrealized appreciation on investments	8,512,876	22,484,598
Net increase (decrease) in net assets resulting from operations	14,165,042	(43,456,103)

Fund Share Activities:
Proceeds from shares issued (4,004,821 and 3,262,108 shares, respectively)	28,440,947	20,802,261
Cost of shares redeemed (903,870 and 5,280,865 shares, respectively)	(6,286,729)	(33,399,168)
Net increase (decrease) in net assets derived from Fund share activities	22,154,218	(12,596,907)
Total Increase (Decrease)	36,319,260	(56,053,010)

Net Assets at the Beginning of the Period	148,517,772	204,570,782
Net Assets at the End of the Period	$184,837,032	$148,517,772
(Includes undistributed net investment income of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

7

Brandywine Advisors Midcap Growth Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months
	Ended March 31, 2010		Years Ended September 30,
	(Unaudited)		2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$6.86		$8.65	$13.03	$10.63	$12.29	$9.22

Income from investment operations:
Net investment loss(1)	(0.01)		(0.04)	(0.08)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gains (losses) on investments	0.62		(1.75)	(2.81)	3.25	(0.20)	3.12
Total from investment operations	0.61		(1.79)	(2.89)	3.18	(0.26)	3.07

Less distributions:
Distributions from net investment income	—		—	—	—	—	—
Distributions from net realized gains	—		—	(1.49)	(0.78)	(1.40)	—
Total from distributions	—		—	(1.49)	(0.78)	(1.40)	—

Net asset value, end of period	$7.47		$6.86	$8.65	$13.03	$10.63	$12.29

TOTAL RETURN	8.89	%(a)	(20.69%)	(25.22%)	31.80%	(1.10%)	33.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	184,837		148,518	204,571	261,500	187,381	200,593
Ratio of expenses to average net assets	1.30	%(b)	1.30%	1.19%	1.17%	1.18%	1.19%
Ratio of net investment loss to average net assets	(0.16	%)(b)	(0.62%)	(0.71%)	(0.59%)	(0.53%)	(0.51%)
Portfolio turnover rate	97	%(a)	240%	198%	178%	208%	207%

(1)	Net investment loss per share was calculated using average shares outstanding.
(a)	Not Annualized.
(b)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements
March 31, 2010 (Unaudited)
(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Advisors Midcap Growth Fund (the “Fund”). The Fund is registered as a diversified open-end management company under the Investment Company Act of 1940 (the “Act”), as amended, and is a series of the Brandywine Blue Fund, Inc. (the “Blue Fund”). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund was privately offered from October 1, 2000 (commencement of operations) to October 31, 2000 (effective date), the date shares were first offered to the public. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of March 31, 2010, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Fund records changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Act. Accordingly certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ACS 820”), effective October 1, 2008. Under ACS 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ACS 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily  an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 – Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2010, based on the inputs used to value them:

8

Brandywine Advisors Midcap Growth Fund
Notes to Financial Statements (Continued)
March 31, 2010 (Unaudited)

(1)	Summary of Significant Accounting Policies (Continued)

Valuation Inputs	Investments in Securities
Level 1 – Common Stocks	$178,914,419
Level 2 – Short-Term Commercial Paper	5,200,000
Variable Rate Demand Note	4,797,560
Total Level 2	9,997,560
Level 3 –	—
Total	$188,911,979

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(h)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2010, open Federal tax years include the tax years ended September 30, 2006 through 2009. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties

The Fund has a management agreement with Friess Associates, LLC (the “Adviser”), with whom certain Officers and a Director of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund.

The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the “Sub-Adviser”), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

The Fund pays each of the five independent directors annual fees of $3,000. The lead independent director and chairman of the audit committee are paid an additional $5,000 annually, divided proportionately among all the Brandywine Funds. All of the corresponding fees the directors receive are paid quarterly to the directors and then invested on the payment date in shares of the Fund at the net asset value of the Fund on the payment date. The Fund also reimburses directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2010, the Fund expensed the following directors fees and costs:

Directors Fees and Travel Costs Paid during the Period	$ 9,095

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At March 31, 2010, approximately 61% of the outstanding shares of the Fund are owned by an affiliate of the Adviser.

(3)	Credit Agreement

U.S. Bank, N.A. has made available to the Fund a $4,000,000 uncommitted credit facility pursuant to a Credit Agreement, effective December 6, 2004, for the purpose of having cash available to cover incoming redemptions. Principal and interest of such loan under the Credit Agreement is due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. During the six months ended March 31, 2010, the Fund did not borrow against its Agreement. The Credit Agreement expires on December 18, 2010.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions and Related Costs

For the six months ended March 31, 2010, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were as follows:

	Sale	Transaction	Ratio of Costs to
Purchases	Proceeds	Costs	Average Net Assets
$164,928,088	$145,233,755	$378,582	0.24%

Transaction costs represent the total commissions paid by the Fund on its purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

9

Brandywine Advisors Midcap Growth Fund
Notes to Financial Statements (Continued)
March 31, 2010

(6)	Income Tax Information

The following information for the Fund is presented on an income tax basis as of September 30, 2009:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$141,170,560	$16,500,326	$2,334,048	$14,166,278	$—	$—

The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2009 and 2008, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017), as of September 30, 2009, and tax basis post-October losses as of September 30, 2009, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2009				September 30, 2008
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distribution	Distributions
$—	$—	$41,003,419	$37,311,086	$8,982,450	$21,659,700

Since there were no ordinary distributions paid for the year ended September 30, 2009, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

(7)	Subsequent Events

Management has evaluated related events and transactions that occurred subsequent to March 31, 2010 through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Brandywine Advisors Midcap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

The example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While Brandywine Advisors Midcap Growth Fund currently does not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Beginning	Ending
Account	Account	Expenses Paid
Value	Value	During Period*
10/01/09	3/31/10	10/01/09-3/31/10
Brandywine Advisors Midcap Growth Fund Actual	$1,000.00	$1,088.90	$6.77
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.54

*
Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2009 and March 31, 2010).

10

Brandywine Advisors Midcap Growth Fund’s Advisory Agreement

On December 7, 2009, the Board of Directors(“Directors”) of the Fund approved the continuation of the advisory agreement with Friess Associates, LLC (“Friess”). Prior to approving the continuation of the advisory agreement, the Directors considered:

•	the nature, extent and quality of the services provided by Friess

•	the investment performance of the Fund

•	the costs of the services to be provided and profits to be realized by Friess from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale

•	the expense ratio of the Fund

•	other revenue to Friess and its affiliates from their relationship with the Fund

•	the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Friess, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing and regulatory compliance services provided by Friess to the Fund. The Directors concluded that Friess was providing essential services to the Fund. In particular, the Directors concluded that Friess was preparing reports to shareholders in addition to those required by law and continued to generate increased written communications, at Friess’ expense, to support shareholders.

The Directors compared the performance of the Fund to benchmark indexes over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided, and the profits realized by Friess from its relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was higher than the average advisory fee paid by comparable mutual funds, but the expense ratio of the Fund was lower than the average expense ratio of comparable mutual funds. The Directors also noted that all clients of Friess pay the same 1 percent advisory fee. They noted that this fee would not be adjusted if economies of scale were realized during the current contract period as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, particularly the fact that the profits were reasonable and not excessive. The Directors noted that having the same fee for all clients eliminated conflicts of interest that would be present if Friess charged different fees to different clients.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Directors concluded that the research obtained by Friess was beneficial to the Fund and that Friess was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

Additional Director Information, Proxy Voting Policy and Quarterly Portfolio Schedules

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov or the Fund’s website at http://www.brandywinefunds.com. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website or the website of the Commission no later than August 31 for the prior twelve months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

11

Board of Directors			Founder

William F. D’Alonzo CEO and CIO Friess Associates	Quentin Jackson Former President and CEO Nuclear Electric Insurance Limited	Stuart A. McFarland Managing Partner Federal City Capital Advisors, LLC	Foster S. Friess

The Brandywine Funds P.O. Box 4166 Greenville, DE 19807 (877) 636-6460 www.brandywinefunds.com bfunds@friess.com
W. Richard Scarlett, III Former President & CEO Jackson State Bank & Trust	Thomas D. Wren Senior Adviser Promontory Financial Group, LLC	James W. Zug Former Senior Partner PricewaterhouseCoopers LLP

Investment Adviser: Friess Associates, LLC	Independent Registered Public Accounting Firm : PricewaterhouseCoopers LLP
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Legal Counsel: Foley & Lardner LLP

Officers: William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood   Report Staff: David Marky, Adam Rieger

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 3/31/10, unless listed in the accompanyingschedule of investments. Cash flow measures the cash-generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. The Price to Earnings (P/E) Ratio is calculated by dividing current price of the stock by the company’s estimated earnings per share for the current calendar year. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline Financial Services, Inc. (Baseline) and not to the actual performance of the Fund itself. Baseline provides analytical information and services to the investment community. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes are unmanaged indices commonly used to measure the performance of U.S. stocks.You cannot invest directly in an index.

As of March 31, 2010, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 49.77, 1.92 and -0.65 percent; the Russell Midcap Index’s were 67.71, 4.20 and 4.84 percent; and the Russell Midcap Growth Index’s were 63.00, 4.27 and -1.69 percent.

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Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments in securities of unaffiliated issuers are included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the Brandywine Blue Fund, Inc. are periodically evaluated.  As of April 20, 2010, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the Brandywine Blue Fund, Inc.  are periodically evaluated. There were no changes to Brandywine Blue Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12.  Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandywine Blue Fund, Inc.
Registrant

By       /s/William F. D’Alonzo
William F. D’Alonzo, Principal Executive Officer

Date   April 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Brandywine Blue Fund, Inc.
Registrant

By       /s/Lynda J. Campbell
Lynda J. Campbell, Principal Financial Officer

Date   April 20, 2010